Income Taxes (Details Textual) - USD ($) $ in Thousands	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Income Tax (Textual)
Federal net operating loss carryforwards		$ 232,900
Gross state net operating loss carryforward		$ 182,900
Description of federal net operating loss carryforwards		The federal net operating loss carryforwards of $111.9 million generated subsequent to the year ended December 31, 2017 carry forward indefinitely, while the remaining federal net operating loss carryforwards of $121 million begin to expire in 2025.
Ownership change, percentage		5.00%
Effective tax rate	2.58%